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                                                                    EXHIBIT 10.1


                   INDEMNIFICATION AND CONTRIBUTION AGREEMENT


         This Indemnification and Contribution Agreement (the "Agreement") is made as of October 26, 2000, by and between R&B Falcon Corporation, a Delaware Corporation ("R&B Falcon"), and Transocean Sedco Forex Inc., a Cayman Islands company ("Transocean") (R&B and Transocean are together referred to as the "Parties").

                              W I T N E S S E T H:

         WHEREAS, R&B Falcon, Transocean, Transocean Holdings Inc. and TSF Delaware Inc. entered into an Agreement and Plan of Merger on August 19, 2000 (the "Merger Agreement");

         WHEREAS, Transocean filed a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Act") with the Securities and Exchange Commission (the "Commission") on September 22, 2000, Registration Number 333-46374, and filed amendment number 1 thereto on October 26, 2000 (such registration statement, as it may be amended from time to time, including all exhibits thereto and documents or filings incorporated therein by reference, is referred to herein as "Transocean's S-4") in connection with the merger under the Merger Agreement;

         WHEREAS, pursuant to the general instructions of Form S-4, the proxy statement of R&B Falcon included in Transocean's S-4 is deemed to be filed by R&B Falcon under Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         WHEREAS, R&B Falcon intends to offer and sell shares of its common stock under a Registration Statement on Form S-3 filed with the Commission on June 16, 2000, Registration Number 333-39500, by means of a prospectus dated June 27, 2000 and a prospectus supplement dated the date hereof (such prospectus and prospectus supplement, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus or prospectus supplement, as the case may be, are referred to herein collectively as the "Prospectus," and any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any documents filed after the date of such Prospectus under the Exchange Act, and incorporated by reference in such Prospectus), in order to fund a tender offer for and redemption of shares of R&B Falcon's 137/8% Cumulative Redeemable Preferred Stock (the "Preferred Stock");

         WHEREAS, the Prospectus incorporates by reference filings made by R&B Falcon under Section 14 of the Exchange Act after June 27, 2000, including R&B Falcon's proxy statement included as a part of Transocean's S-4;

         WHEREAS, the Merger Agreement contains covenants prohibiting R&B Falcon from issuing shares of its common stock and from repurchasing or redeeming shares of its capital stock, including the Preferred Stock, without the consent of Transocean;

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         WHEREAS, Transocean has consented to R&B Falcon's offer and sale of its common stock and tender offer for and redemption of its Preferred Stock pursuant to the terms of a consent dated October 26, 2000;

         WHEREAS, R&B Falcon will be required to make certain representations and warranties to the underwriters in the Underwriting Agreement entered into in connection with the offer and sale of its common stock, including representations and warranties regarding Transocean, and will rely on the representations and warranties of Transocean herein in making such representations and warranties; and

         WHEREAS, the Parties desire to provide for certain indemnification and contribution arrangements for claims arising in connection with the offer and sale of R&B Falcon's common stock under the Prospectus;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the Parties agree as follows:

         1. Definition of Transocean Information. As used herein, the term "Transocean Information" means (i) all statements, facts or other information incorporated by reference into the Prospectus or any supplement or amendment thereto that is contained in or required to be contained in (A) any report that is included in the bullet points following "For Transocean Sedco Forex" under the heading "Where You Can Find More Information" in the Transocean S-4 and any report filed by Transocean with the Commission after the date hereof that is incorporated by reference into Transocean's S-4; (B) Transocean's S-4 (but specifically excluding any material incorporated by reference in the Transocean S-4) to the extent such information relates solely to Transocean or any affiliate or controlling person of Transocean, except to the extent such statement, facts or other information is based on facts or information relating to R&B Falcon or is based upon the omission or alleged omission of facts or information relating to R&B Falcon required to be stated therein or necessary to make the statements therein not misleading; and (ii) the information contained in Transocean's S-4 under the headings "Unaudited Pro Forma Combined Summary Financial Information," "Unaudited Comparative Historical and Unaudited Pro Forma Per Share Data," "Unaudited Pro Forma Financial Information," "Transocean Sedco Forex Unaudited Condensed Pro Forma Combined Balance Sheet," "Transocean Sedco Forex Unaudited Condensed Pro Forma Combined Statement Of Operations For The Six Months Ended June 30, 2000," "Transocean Sedco Forex Unaudited Condensed Pro Forma Combined Statement Of Operations For The Year Ended December 31, 1999," and "Notes To Unaudited Condensed Pro Forma Combined Financial Statements," except to the extent such information is based on facts or information relating to R&B Falcon or is based upon the omission or alleged omission of facts or information relating to R&B Falcon required to be stated therein or necessary to make the statements therein not misleading.

         2. Representations and Warranties of Transocean. Transocean represents and warrants to R&B Falcon that Ernst & Young LLP and PricewaterhouseCoopers LLP, who have certified certain financial statements of Transocean and its subsidiaries incorporated by reference in the Prospectus, are independent public accountants as required by the Act.


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         3. Indemnification and Contribution.

                  (a) Transocean will indemnify and hold harmless R&B Falcon against any losses, claims, damages or liabilities, joint or several, to which R&B Falcon may become subject, under the Act or otherwise, in connection with the offer and sale of its common stock under the Prospectus insofar as such losses, claims, damages or liabilities (or actions in respect thereof) to the extent, but only to the extent, that the same directly arise out of or are directly based upon an untrue statement or alleged untrue statement of a material fact in any Transocean Information, or arise directly out of or are directly based upon the omission or alleged omission to state a material fact or necessary to make the statements in such Transocean Information in light of the circumstances under which they were made not misleading, and will reimburse R&B Falcon for any reasonable legal or other expenses reasonably incurred by R&B Falcon in connection with investigating or defending any such action or claim as such expenses are incurred. Notwithstanding anything to the contrary contained herein, in no event will Transocean be required to provide any indemnification or contribution hereunder to the extent of any loss, claim, damage, liability or action in respect thereof that arises out of or is based upon any untrue statement or alleged untrue statements of a material fact or that arises out of or are based upon the omission or alleged omission to state a material fact that, in either case, relates to (i) any failure of the Merger and related transactions to be consummated or its conditions to be satisfied; (ii) allegations that for any reason such Merger could not, would not or was unlikely to be consummated or similar allegations relating to the Merger or (iii) any delay related to the Merger.

                  (b) R&B Falcon will indemnify and hold harmless Transocean against any losses, claims, damages or liabilities, joint or several, to which Transocean may become subject, under the Act or otherwise, in connection with R&B Falcon's offer and sale of its common stock under the Prospectus, to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) neither arise out of nor are based upon an untrue statement or alleged untrue statement of a material fact in any Transocean Information, nor arise out of nor are based upon the omission or alleged omission to state a material fact required to be stated in such Transocean Information or necessary to make the statements in such Transocean Information not misleading in light of the circumstances under which they were made, and will reimburse Transocean for any reasonable legal or other expenses reasonably incurred by Transocean in connection with investigating or defending any such action or claim as such expenses are incurred. The parties hereto agree and acknowledge that R&B Falcon is the issuer of securities under the Prospectus and nothing herein is intended to acknowledge or imply that Transocean has any statutory, common law, contractual or other liability with respect to the Prospectus to any person except under the provisions of this Agreement, which are for the sole benefit of R&B Falcon.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to the indemnified party otherwise than under such subsection. In case any such action shall be brought against the


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indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Without limiting the generality of any provision hereof, no indemnifying party shall have liability for any judgment, settlement or compromise entered into without the consent of the indemnifying party (which consent may not be unreasonably withheld). No indemnified party shall be entitled to indemnification or contribution hereunder to the extent such party encourages a claim to be made or fails to mitigate the losses, claims, damages, liabilities or actions for which indemnification or contribution is sought hereunder.

                  (d) If the indemnification provided for in paragraphs (a) and
(b) is unavailable to or insufficient to hold harmless a party, then each party shall contribute to such amount paid or payable by such party in proportion as is appropriate to reflect the relative fault of each party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parties agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by a party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The indemnification and contribution provided for in this Agreement shall apply only to offers and sales by R&B Falcon of its common stock under the Prospectus and any amendment or supplement thereto that are (i) made after the date of the Merger Agreement and before the earlier of any termination of the Merger Agreement or the effective time of the merger thereunder and (ii) made with the consent of Transocean.

                  (f) The respective obligations of the Parties under this
Section 3 shall be the exclusive method of indemnification, contribution or damages as between the two parties with respect to untrue statements, misstatements or omissions relating to the offers and sales described in Section 3(e) and all other claims or remedies relating thereto are hereby irrevocably waived as to the other party.


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         4. Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by facsimile or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice:


                  If to R&B Falcon:       R&B Falcon Corporation
                                          901 Threadneedle
                                          Houston, Texas 77079
                                          Attn:  Chief Financial Officer
                                          Fax No.:  (281) 589-4440

                  If to Transocean:       Transocean Sedco Forex, Inc.
                                          4 Greenway Plaza
                                          Houston, Texas 77046
                                          Attn:  Chief Financial Officer
                                          Fax No.:  (713) 232-7600


         5. Severability. If any provision of this Agreement is held to be void, illegal or unenforceable under present or future laws, such provision shall be fully severable and this Agreement shall be construed and enforced as if such void, illegal or unenforceable provision never comprised a part hereof, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected in any way by the void, illegal or unenforceable provision or by its severance. Furthermore, in lieu of such severed provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such severed provision as may be possible and be valid, legal and enforceable.

         6. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Texas, without giving effect to principles of conflict of law.


         7. Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

         8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         9. Successors And Assigns; No Third Party Beneficiaries. This Agreement shall be binding upon the Parties and their successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their


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respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. This Agreement and the rights and obligations hereunder may not be assigned by a party without the written consent of the other party.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.


                                          R&B FALCON CORPORATION

                                          By:      /s/ Tim W. Nagle
                                                  ------------------------------
                                          Name:   Tim W. Nagle
                                          Title:  Executive Vice President



                                          TRANSOCEAN SEDCO FOREX, INC.

                                          By:      /s/ Bob L. Long
                                                  ------------------------------
                                          Name:   Bob L. Long
                                          Title:  Executive Vice President & CFO


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